UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2005

SYRATECH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12624	13-3354944
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

175 McClellan Highway East Boston, Massachusetts		02128-9114
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 561-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 16, 2005, Syratech Corporation (the “Company”) filed a voluntary petition for bankruptcy under chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Massachusetts.  A copy of the notice of case commencement is attached as Exhibit 99.1.

In addition, please note that the Company is a “voluntary filer” pursuant to the provisions of Section 15(d) of the Securities Exchange Act of 1934.  This filing will serve as notice that the Company will no longer be filing periodic reports with the U.S. Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYRATECH CORPORATION

Date: March 31, 2005	By:	/s/ Gregory W. Hunt
Gregory W. Hunt
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Commencement of Chapter 11 Bankruptcy Cases, Meeting of Creditors and Fixing of Certain Dates, dated February 24, 2005